Exhibit 99.1
                                                                    ------------

                         SUBSEQUENT TRANSFER INSTRUMENT

                  Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated December 27, 1996, between Southern Pacific Secured Assets Corp., as seller (the "Company"), and Norwest Bank Minnesota, N.A., as Trustee of the Southern Pacific Secured Assets Corp. Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-4, as purchaser (the "Purchaser"), and pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996, among the Company, as company, Advanta Mortgage Corp. USA, as master servicer, and the Trustee, as trustee (the "Pooling and Servicing Agreement"), the Company and the Purchaser agree to the sale by the Company and the purchase by the Purchaser of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

                  Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

                  Section 1.       CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

                  (a) The Company does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all principal received and interest accruing on the Subsequent Mortgage Loans on and after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.03 of the Pooling and Servicing Agreement; provided, however, that the Company reserves and retains all right, title and interest in and to principal (including Prepayments and Curtailments) received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The Company, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.03 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Company of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Company, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Company.

                  (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Company.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

                  Section 2.       REPRESENTATIONS AND WARRANTIES; CONDITIONS
                                   PRECEDENT.

                  (a) The Company hereby affirms the representations and warranties set forth in Section 3.03 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Company hereby confirms that each of the conditions set forth in Section 2.08(b) of the Pooling and Servicing Agreement are satisfied as of the date hereof.

                  (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

                  Section 3.       RECORDATION OF INSTRUMENT.

                  To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4.       GOVERNING LAW.

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5.       COUNTERPARTS.

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

                  Section 6.       SUCCESSORS AND ASSIGNS.

                  This Instrument shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.


                                               SOUTHERN PACIFIC SECURED ASSETS
                                               CORP.


                                               By:    /s/ Gary Palmer
                                                      --------------------------
                                               Name:  Gary Palmer
                                               Title: Director



                                               SOUTHERN PACIFIC SECURED ASSETS
                                               CORP., Mortgage Loan Asset-Backed
                                               Pass-Through CERTIFICATES, SERIES
                                               1996-4

                                               By: NORWEST BANK MINNESOTA, N.A.,
                                                         as Trustee


                                               By:     /s/
                                                       -------------------------
                                               Name:
                                               Title:



ATTACHMENTS

         A.       Additional terms of the sale.
         B.       Schedule of Subsequent Mortgage Loans.
         C.       Opinions of Company's counsel (bankruptcy, corporate).
         D.       Company's Officer's certificate.
         E.       Trustee's Certificate.

                     SOUTHERN PACIFIC SECURED ASSETS CORP.,
                     MORTGAGE LOAN ASSET-BACKED PASS-THROUGH
                           CERTIFICATES, SERIES 1996-4
                 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1996-4
                                December 27, 1996

                                     Group I

A.

         1.       Subsequent Cut-off Date:                     December 26, 1996
         2.       Subsequent Transfer Date:                    December 27, 1996
         3.       Aggregate Principal Balance of the
                  Subsequent Mortgage Loans as of the
                  Subsequent Cut-off Date:                     $4,588,416.00
         4.       Purchase Price:                              100.00%

B.

         As to all the Subsequent Mortgage Loans the subject of this Instrument:

         1.       Longest stated term to maturity:             360 months
         2.       Minimum Mortgage Rate:                       6.99%
         3.       Maximum Mortgage Rate:                       12.99%
         4.       WAC of all Mortgage Loans:                   9.11%
         5.       WAM of all Mortgage Loans:                   359 months
         6.       Largest Principal Balance:                   $483,730
         7.       Non-owner occupied Mortgaged Properties:     0.00%
         8.       California zip code concentration:           89.79%
         9.       Condominiums:                                0.00%
         10.      Single-family:                               95.65%
         11.      Weighted average term since origination:     360 months
         12.      First payment date:
                           November 1996                       10.84%
                           December 1996                       89.16%

                     SOUTHERN PACIFIC SECURED ASSETS CORP.,
                     MORTGAGE LOAN ASSET-BACKED PASS-THROUGH
                           CERTIFICATES, SERIES 1996-4
                 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1996-4
                                December 27, 1996

                                    Group II

A.

         1.       Subsequent Cut-off Date:                     December 26, 1996
         2.       Subsequent Transfer Date:                    December 27, 1996
         3.       Aggregate Principal Balance of the
                  Subsequent Mortgage Loans as of the
                  Subsequent Cut-off Date:                     $418,674.69
         4.       Purchase Price:                              100.00%


B.

         As to all the Subsequent Mortgage Loans the subject of this Instrument:

         1.       Longest stated term to maturity:            360 months
         2.       Minimum Mortgage Rate:                      9.75%
         3.       Maximum Mortgage Rate:                      10.25%
         4.       WAC of all Mortgage Loans:                  10.03%
         5.       WAM of all Mortgage Loans:                  339 months
         6.       Largest Principal Balance:                  $169,928
         7.       Non-owner occupied Mortgaged Properties:    0.00%
         8.       California zip code concentration:          100.00%
         9.       Condominiums:                               0.00%
         10.      Single-family:                              79.66%
         11.      Weighted average term since origination:    324 months
         12.      First payment date:
                           December 1, 1996                   100.00%

                     SOUTHERN PACIFIC SECURED ASSETS CORP.,
                     MORTGAGE LOAN ASSET-BACKED PASS-THROUGH
                           CERTIFICATES, SERIES 1996-4
                 ATTACHMENT C TO SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1996-4
                                December 27, 1996










                                                                        522199-4
                                                 December 27, 1996


MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota  55479

         Re:    Mortgage Loan Purchase Agreement Dated as of December 27, 1996
                --------------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel to, Southern Pacific Secured Assets Corp., a California corporation (the "Company"). This opinion is being delivered in connection with the sale of certain mortgage loans by Southern Pacific Funding Corporation (the "Seller") to the Company pursuant to that certain Mortgage Loan Purchase Agreement, dated as of December 27, 1996, between the Seller and the Company (the "Purchase Agreement"), and the simultaneous deposit therewith by such Company of such mortgage loans into a trust fund pursuant to that certain Subsequent Transfer Instrument (the "Subsequent Transfer Instrument" and, together with the Purchase Agreement, the "Documents"), dated as of December 27, 1996, between the Company and Norwest Bank Minnesota, N.A., as Trustee of the Southern Pacific Secured Assets Corp. Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-4 (the "Trustee"). Our representation has been limited solely to rendering this opinion and I have not participated in any way in the negotiation or drafting of the Documents. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

                  In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate. As to relevant factual matters, we have relied upon, among other things, the factual representations of the parties contained in certificates of officers of the Company. In addition we have obtained and relied upon the Certificate of Status Domestic Corporation issued by the California Secretary of State and dated December 9, 1996, as well as a LEXIS search of the Secretary of State library conducted on Friday, December 27, 1996. Such factual matters have not been independently established or verified by us.

Our use of the terms "known to us," "to our knowledge," or a similar phrase to qualify a statement in this opinion means that those attorneys in this firm who have given substantive attention to the representation described in the introductory paragraph of this opinion do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm (regardless of whether they have represented or are representing the Company in connection with any other matter) or any constructive or imputed knowledge of any matters or items of information. We have not undertaken any investigation to determine the accuracy of the statement, including any review of litigation dockets or any inquiry of the Company, its officers or any other persons concerning (i) existing or threatened litigation involving the Company, (ii) material agreements to which the Company is a party, or (iii) orders, judgments or decrees binding upon the Company, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company in connection with this opinion letter or in other matters.

                  As to relevant factual matters, we have relied upon, among other things, the Company's representations in certificates of the officers of the Company. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate. Such factual matters have not been independently established or verified by me.

                  We have not undertaken any independent investigation to determine the accuracy of any statement, and any limited inquiry undertaken by me during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company in connection with this opinion letter or in other matters.

                  The term "threatened litigation" used herein shall have the same meaning as the term "overtly threatened" used in the American Bar Association Statement of Policy on Lawyer's Responses to Auditors' Requests for Information dated January 15, 1976.

                  We have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of all natural persons and the conformity with originals of all documents submitted to me as copies. To the extent the Company's obligations depend on the due authorization, execution and delivery of other parties to the Documents, we have assumed that the Documents have been so authorized, executed and delivered and that such documents constitute the legally valid and binding obligation of each such party in accordance with their respective terms. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Documents.

                  We have also assumed, without independent verification, that there are no agreements or understandings among the Seller, the Company, the Trustee or any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

                  On the basis of such examination, our reliance upon the assumptions contained herein and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

                  1. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of California with corporate power to own its properties, conduct its business as described in the Purchase Agreement, to enter into the Documents and to perform its obligations thereunder.

                  2. The execution, delivery and performance of each of the Documents has been duly authorized by all necessary corporate action on the part of the Company and the Documents have been duly executed and delivered by the Company.

                  3. No order, consent, permit or approval of any California or federal governmental authority is required on the part of the Company for the execution and delivery, and performance on or prior to the date of this opinion under, the Documents, except for such as have been obtained.

                  4. The execution and delivery by the Company of, and the performance of its obligations, on or prior to the date hereof, under the Documents to which it is a party, does not (i) violate the Company's Articles of Incorporation or bylaws, or to our knowledge (ii) result in a default under the terms of any indenture or other material agreement or instrument known to me to which the Company is a party or by which it is bound, or (iii) breach or otherwise violate any existing obligation of the Company under any order, judgment or decree of any California or federal court or governmental authority binding the Company and known to us.

                  5. The execution and delivery by the Company of, and the performance of its obligations on or prior to the date hereof under, the Documents to which it is a party, does not subject the Company to any fine, penalty or similar sanction under any material California statute or regulation that we have, in the exercise of customary professional diligence, recognized as directly applicable to the Company or the transactions of the type contemplated by the Documents except in any case where the default, breach, fine or penalty would not have a material effect on the Company's ability to perform its obligations under the Documents.

                  6. To our knowledge there is no action, suit, proceeding or investigation pending or threatened (i.e. threatened litigation) against the Company which, in our judgment, would draw into question the validity of the Documents or which would be likely to impair materially the ability of the Company to perform under the terms of the Documents.

                  In rendering this opinion, we express no opinion concerning compliance with the securities laws, nor do we express any opinion concerning the laws of any jurisdiction other than the present laws of the State of California. We express no opinion concerning the application of the "doing business" laws of any jurisdiction. We express no opinion on any issue not expressly addressed above.

                  This opinion is rendered by us as special counsel for the Company and may be relied upon you only in connection with the transactions contemplated by the Documents. It may no be used or relied upon by you for any other purpose or by any other person, or may copies be delivered to any other person, without in each instance our prior written consent. Notwithstanding the foregoing, this opinion may be relied on by Thacher Proffitt & Wood for the limited purpose of rendering its opinion to you in connection with the transactions contemplated by the Documents.

                                                     Very truly yours,



                                                     Baker & Hostetler

Soutehrn Pacific Secured Assets Corp.
One Ceyterpointe Drive, Suite 500
Lake Oswego, Oregon  97035

                  Re:      Southern Pacific Funding Corporation
                           Mortgage Loan Purchase Agreement Dated as of
                           December 27, 1996


         We have acted as counsel to Southern Pacific Funding Corporation (the "Seller"), in connection with the sale of certain mortgage loans by the Seller to Southern Pacific Secured Assets Corp. (the "Company") pursuant to that certain Mortgage Loan Purchase Agreement, dated as of December 27, 1996, between the Seller and the Company (the "Purchase Agreement"). Our representation of the sellers has been limited solely to rendering this opinion and we have not participated in any way in the negotiation or drafting of the Purchase Agreement. Capitalized terms not defined herein have the meanings set forth in the Purchase Agreement.

In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate, including the following:

                  A.       The Purchase Agreement;

                  B. The Seller's Articles of Incorporation and Bylaws, as amended to date; and

                  C. Resolutions adopted by the Board of Directors of the Seller with specific reference to actions relating to the transactions covered by this opinion.

                  D. Telephone confirmation on December 9, 1996 from the California Department of Real Estate of the Seller's status as a licensed real estate broker under the California Business and Professions Code.

                  As to relevant factual matters, we have relied upon, among other things, the Seller's representations in certificates of the officers of the Seller. In addition we have obtained and relied upon the Certificate of Status Domestic Corporation issued by the California Secretary of State and dated December 9, 1996, as well as a LEXIS search of the Secretary of State library conducted on Friday, December 27, 1996. Such factual matters have not been independently established or verified by us.

                  Our use of the terms "known to us," "to our knowledge," or a similar phrase to qualify a statement in this opinion means that those attorneys in this firm who have given substantive attention to the representation described in the introductory paragraph of this opinion do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm (regardless of whether they have represented or are representing the Seller in connection with any other matter) or any constructive or imputed knowledge of any matters or items of information. We have not undertaken any investigation to determine the accuracy of the statement, including any review of litigation dockets or any inquiry of the Seller, its officers or any other persons concerning (i) existing or threatened litigation involving the Seller, (ii) material agreements to which the Seller is a party, or (iii) orders, judgments or decrees binding upon the Seller, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Seller in connection with this opinion letter or in other matters.

                  The term "threatened litigation" used herein shall have the same meaning as the term "overtly threatened" used in the American Bar Association Statement of Policy on Lawyer's Responses to Auditors' Requests for Information dated January 15, 1976.

                  We have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of all natural persons and the conformity with originals of all documents submitted to me as copies. To the extent the Seller's obligations depend on the due authorization, execution and delivery of other parties to the Documents, we have assumed that the Documents have been so authorized, executed and delivered and that such documents constitute the legally valid and binding obligation of each such party in accordance with their respective terms. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Documents.

                  We have also assumed, without independent verification, that there are no agreements or understandings among the Seller, the Company or any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder. We have also assumed, without independent verification, that Seller's continues to be a licensed real estate broker under the California Business and Professions Code as confirmed by us by telephone conference on December 9, 1996 with the California Department of Real Estate.

                  On the basis of such examination, our reliance upon the assumption contained herein, and our consideration of those questions of law considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

                  1. The Seller has been duly incorporated and is validly existing in good standing under the laws of the State of California with corporate power to own its properties, conduct its business as described in the Purchase Agreement, to enter into the Documents and to perform its obligations thereunder.

                  2. The execution, delivery and performance of each of the Documents has been duly authorized by all necessary corporate action on the part of the Seller and the Documents have been duly executed and delivered by the Seller.

                  3. No order, consent, permit or approval of any California or federal governmental authority is required on the part of the Seller for the execution and delivery, and performance on or prior to the date of this opinion under, the Documents, except for such as have been obtained.

                  4. The execution and delivery by the Seller of, and the performance of its obligations, on or prior to the date hereof, under the Documents to which it is a party, does not (i) violate the Seller's Articles of Incorporation or bylaws, or to our knowledge (ii) result in a default under the terms of any indenture or other material agreement or instrument known to me to which the Seller is a party or by which it is bound, or (iii) breach or otherwise violate any existing obligation of the Seller under any order, judgment or decree of any California or federal court or governmental authority binding the Seller and known to us.

                  5. The execution and delivery by the Seller of, and the performance of its obligations on or prior to the date hereof under, the Documents to which it is a party, does not subject the Seller to any fine, penalty or similar sanction under any material California statute or regulation that we have, in the exercise of customary professional diligence, recognized as directly applicable to the Seller or the transactions of the type contemplated by the Documents except in any case where the default, breach, fine or penalty would not have a material effect on the Seller's ability to perform its obligations under the Documents.

                  6. To our knowledge there is no action, suit, proceeding or investigation pending or threatened (i.e. threatened litigation) against the Seller which, in our judgment, would draw into question the validity of the Documents or which would be likely to impair materially the ability of the Seller to perform under the terms of the Documents.

                  In rendering this opinion, we express no opinion concerning compliance with the securities laws, nor do we express any opinion concerning the laws of any jurisdiction other than the present laws of the State of California. We express no opinion concerning the application of the "doing business" laws of any jurisdiction. We express no opinion on any issue not expressly addressed above.

                  This opinion is rendered by us as special counsel for the Seller and may be relied upon you only in connection with the transactions contemplated by the Documents. It may no be used or relied upon by you for any other purpose or by any other person, or may copies be delivered to any other person, without in each instance our prior written consent. Notwithstanding the foregoing, this opinion may be relied on by Thacher Proffitt & Wood for the limited purpose of rendering its opinion to you in connection with the transactions contemplated by the Documents.

                                                     Very truly yours,



                                                     Baker & Hostetler

                                                               December 27, 1996



Moody's Investors Service, Inc.             Duff & Phelps Credit Rating Co.
99 Church Street                            17 State Street, 12th Floor
New York, New York  10007                   New York, New York 10004

Standard & Poor's Ratings Services          MBIA Insurance Corporation
25 Broadway                                 113 King Street
New York, New York  10004                   Armonk, New York  10504

Norwest Bank Minnesota, N.A.                Morgan Stanley & Co. Incorporated
Norwest Center                              1585 Broadway, 3rd Floor
Sixth & Marquette                           New York, New York  10038
Minneapolis, Minnesota  55479

       Re:   Southern Pacific Secured Assets Corp.
             Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-4
             -------------------------------------------------------------------

Ladies and Gentlemen:

               We have acted as counsel to Southern Pacific Secured Assets Corp. (the "Company"), in connection with the conveyance of $4,588,416.00 of certain Group I and $418,674.69 of certain Group II residential first lien and second lien mortgage loans (the "Subsequent Mortgage Loans") by the Company to Norwest Bank Minnesota, N.A. as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of December 1, 1996, among the Company, as company, Advanta Mortgage Corp. USA, as master servicer and the Trustee (the "Pooling and Servicing Agreement"), pursuant to a Subsequent Transfer Instrument, dated as of December 27, 1996 (the "Subsequent Transfer Instrument"), between the Company, as seller and the Trustee (the Subsequent Transfer Instrument and the Pooling and Servicing Agreement, together, the "Agreements"). The Company purchased the Subsequent Mortgage Loans from Southern Pacific Funding Corporation (the "Seller") pursuant to a Mortgage Loan Purchase Agreement dated as of December 27, 1996. The Company previously transferred certain residential first lien and second lien mortgage loans (collectively, the "Initial Mortgage Loans"; the Subsequent Mortgage Loans and the Initial Mortgage Loans, together, the "Mortgage Loans") and the amounts of $4,588,416.00 and $418,674.69 deposited by the Company on the Closing Date in two separate pre-funding accounts to a trust fund pursuant to the Pooling and Servicing Agreement. Capitalized terms not defined herein have the meanings set forth in the Pooling and Servicing Agreement.

               In connection with rendering this opinion letter, we have examined the Agreements and such other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of parties to the Agreements contained therein and, where we have deemed appropriate, representations or certifications of officers of parties to the Agreements or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents. We have assumed that all parties had or have the power and authority to enter into and perform all obligations thereunder. As to such parties, we also have assumed the due authorization by all requisite action, the due execution and delivery and the enforceability of such documents. We have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

               In rendering this opinion letter, we do not express any independent opinion concerning any law other than the law of the State of New York and the federal law of the United States. We also note that the security interest of the Trustee in proceeds is limited to the extent set forth in
Section 9-306 of the Uniform Commercial Code as in effect in the State of New York. We do not express any opinion on any issue not expressly addressed below.

               Based upon and subject to the foregoing, it is our opinion that, in the event that the transfer of the Subsequent Mortgage Loans by the Company to the Trustee and the sale of the Class A Certificates by the Company to the Underwriters were held not to constitute a sale of the interest in the Subsequent Mortgage Loans evidenced by the Class A Certificates, the Agreements create, for the benefit of the Trustee as secured party on behalf of the Certificateholders, a perfected security interest in each Subsequent Mortgage Loan and the proceeds thereof, which security interest will be prior to all other security interests except for those that by operation of law take priority over a previously perfected security interest.

               This opinion letter is rendered for the sole benefit of each person or entity to which it is addressed, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be furnished to any other party or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document.

                                                 Very truly yours,

                                                 THACHER PROFFITT & WOOD

                                                              December 27, 1996



Moody's Investors Service, Inc.             Duff & Phelps Credit Rating Co.
99 Church Street                            17 State Street, 12th Floor
New York, New York  10007                   New York, New York 10004

Standard & Poor's Ratings Services          MBIA Insurance Corporation
25 Broadway                                 113 King Street
New York, New York  10004                   Armonk, New York  10504

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth & Marquette
Minnesapolis, Minnesota

       Re:   Southern Pacific Secured Assets Corp.
             Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-4
             -------------------------------------------------------------------

Ladies and Gentlemen:

               We have acted as counsel to Southern Pacific Secured Assets Corp. (the "Company"), in connection with the conveyance of $4,588,416.00 of certain Group I and $418,674.69 of certain Group II residential first lien and second lien mortgage loans (the "Subsequent Mortgage Loans") by the Company to Norwest Bank Minnesota, N.A. as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of December 1, 1996, among the Company, as company, Advanta Mortgage Corp. USA, as master servicer and the Trustee (the "Pooling and Servicing Agreement"), pursuant to a Subsequent Transfer Instrument, dated as of December 27, 1996 (the "Subsequent Transfer Instrument"), between the Company, as seller and the Trustee (the Subsequent Transfer Instrument and the Pooling and Servicing Agreement, together, the "Agreements"). The Company purchased the Subsequent Mortgage Loans from Southern Pacific Funding Corporation (the "Seller") pursuant to a Mortgage Loan Purchase Agreement dated as of December 27, 1996. The Company previously transferred certain residential first lien and second lien mortgage loans (collectively, the "Initial Mortgage Loans"; the Subsequent Mortgage Loans and the Initial Mortgage Loans, together, the "Mortgage Loans") and the amounts of $4,588,416.00 and $418,674.69 deposited by the Company on the Closing Date in two separate pre-funding accounts to a trust fund pursuant to the Pooling and Servicing Agreement. Capitalized terms not defined herein have the meanings set forth in the Pooling and Servicing Agreement.

               In rendering this opinion letter, we do not express any opinion concerning any law other than the federal law of the United States and the law of the State of New York. We do not express any opinion on any issue not expressly addressed below.

               Based upon and subject to the foregoing, it is our opinion that
(i) in the event of the insolvency of the Seller and the appointment of a receiver or conservator for the Seller, in connection with such a proceeding a court would not hold that the transfer of the Subsequent Mortgage Loans by the Seller to the Company should be characterized as a loan secured by the Subsequent Mortgage Loans rather than as a sale of the ownership interest in the Subsequent Mortgage Loans, and (ii) in the event of the insolvency of the Company and the appointment of a receiver or conservator for the Company, in connection with such a proceeding a court would not hold that the transfer of the Subsequent Mortgage Loans by the Company to the Trustee should be characterized as a loan secured by the Subsequent Mortgage Loans rather than as a sale of the ownership interest in the Subsequent Mortgage Loans evidenced by the Certificates.

               This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be furnished to any other party or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document.

                                                   Very truly yours,

                                                   THACHER PROFFITT & WOOD

           SOUTHERN PACIFIC SECURED ASSETS CORP., MORTGAGE LOAN ASSET-
                 BACKED PASS THROUGH CERTIFICATES, SERIES 1996-4
                 ATTACHMENT D TO SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1996-4
                                December 27, 1996

                              OFFICER'S CERTIFICATE

                           I, Gary Palmer, hereby certify that I am a duly
elected Director of Southern Pacific Secured Assets Corp., a California corporation (the "Company"), and further, to the best of my knowledge and after due inquiry, as follows:

                           Each condition precedent specified in Section 2.08(b)
               and Section 2.08(c) of the Pooling and Servicing Agreement, dated as of December 1, 1996, among the Company, Advanta Mortgage Corp. USA, as Master Servicer, and Norwest Bank Minnesota, N.A., as Trustee (the "Pooling and Servicing Agreement") and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Company.

                           Capitalized terms not defined herein have the
meanings set forth in the Pooling and Servicing Agreement.

                           IN WITNESS WHEREOF, I have hereunto signed my name.



Dated:    December 27, 1996                    By:   /s/ Gary Palmer
                                                     --------------------
                                                     Name:  Gary Palmer
                                                     Title:   Director

                     SOUTHERN PACIFIC SECURED ASSETS CORP.,
                     MORTGAGE LOAN ASSET-BACKED PASS THROUGH
                           CERTIFICATES, SERIES 1996-4
                 ATTACHMENT E TO SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1996-4
                                December 27, 1996

                       TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT



                                                              December 27, 1996

Southern Pacific Funding Corporation
One Centerpointe Drive, Suite 500
Lake Oswego, Oregon 97035

Southern Pacific Secured Assets Corp.
One Centerpointe Drive, Suite 500
Lake Oswego, Oregon 97035

Advanta Mortgage Corp. USA
16875 West Bernardo Drive
San Diego, California 92127

MBIA Insurance Corporation
113 King Street
Armonk, New York 10564

            Re: Pooling and Servicing Agreement, dated as of December 1, 1996 among Southern Pacific Secured Assets Corp., as Company, Advanta Mortgage Corp. USA, as Master Servicer, and Norwest Bank Minnesota, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 1996-4, (Subsequent Transfer on December 27, 1996)

Ladies and Gentlemen:

                           In accordance with Section 2.04 of the
above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies: except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received the original Mortgage Note (item (i) in
Section 2.03(a)) with respect to each Mortgage Loan listed in the attached Mortgage Loan Schedule and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered.

                           The Trustee has made no independent examination of
any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                           Capitalized words and phrases used herein shall have
the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                                NORWEST BANK MINNESOTA,
                                                N.A., as Trustee

                                                By:     /s/
                                                        ------------------------
                                                Name:
                                                Title:

                                   SCHEDULE I

Morgan Stanley & Co. Incorporated
1585 Broadway, 3rd Floor
New York, New York  10038

Advanta Mortgage Corp. USA
16875 West Bernardo Drive
San Diego, California 92127

Southern Pacific Funding Corporation
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Southern Pacific Secured Assets Corp.
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

Duff & Phelps Credit Rating Co.
17 State Street, 12th Floor
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street, 4th Floor
New York, NY 10007

Standard & Poor's Ratings Services
26 Broadway, 15th Floor
New York, NY 10004